EXHIBIT 23(h)(2)


                       SHAREHOLDER SERVICES PLAN AGREEMENT



The Infinity Mutual Funds, Inc.
3435 Stelzer Road
Columbus, Ohio 43219-3035

Gentlemen:

We wish to enter into this Shareholder Services Plan Agreement with you concerning the provision of certain services to the beneficial holders of certain classes (each, a "Class") of the portfolios set forth on Schedule 1 hereto, as such may be revised from time to time (each, a "Portfolio"), of The Infinity Mutual Funds, Inc. (the "Fund"). The terms and conditions of this Agreement are as follows:

1. We agree to provide certain services to the beneficial holders of shares of each Class which services may include providing personal services relating to shareholder accounts, such as answering shareholder inquiries regarding such Class and providing reports and other information, and providing services related to the maintenance of shareholder accounts.

2. We will act solely as agent for, upon the order of, and for the account of, the holders of Class shares for whom we are providing the services described herein.

3. We will provide such office space and equipment, telephone facilities and personnel (which may be any part of the space, equipment and facilities currently used in our business, or any personnel employed by us) as may be reasonably necessary or beneficial in order to provide such services contemplated hereunder.

4. We will not nor will any of our officers, employees or agents make any representations concerning the Fund or shares of any Class except those contained in the Portfolios' then-current prospectus, copies of which will be supplied to us by the Fund, or in such supplemental literature or advertising as may be authorized by the Fund in writing.

5. For all purposes of this Agreement, we will be deemed to be an independent contractor, and will have no authority to act as agent for the Fund in any matter or in any respect. We agree to and do release, indemnify and hold the Fund harmless from and against any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions of or by us or our officers, employees or agents regarding our responsibilities hereunder for the purchase, redemption, transfer or registration of shares of a Class by or on behalf of the holders of such shares. We and our employees, upon request, will be available during normal business hours to consult with the Fund or its designees concerning the performance of our responsibilities under this Agreement.

6. In consideration of the services and facilities provided by us hereunder, as to each Class, the Fund agrees to pay us and we will accept as full payment therefor, a fee up to the annual rate set forth on Schedule 2 hereto as a percentage of the average daily net asset value of the outstanding shares of such Class as to which we provide the services described herein, which fee will be computed daily and payable monthly. For purposes of determining the fees payable under this Section 6, the average daily net asset value of the outstanding shares of a Class will be computed in the manner specified in the Fund's registration statement (as the same is in effect from time to time) in connection with the computation of the net asset value of such Class for purposes of purchases and redemptions. The Fund, in its discretion and without notice, may suspend or withdraw the sale of shares of any Class. The provisions set forth in the last sentence of Section 1 of the Shareholder Services Plan as in effect on the date hereof, a copy of which has been provided to us, are hereby incorporated herein by reference with the same force and effect as if set forth herein in their entirety.

7. Any person authorized to direct the disposition of monies paid or payable by the Fund pursuant to this Agreement will provide to the Fund's Board of Directors, and the Fund's Directors will review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. In addition, we will furnish the Fund or its designees with such information as the Fund or its designees may reasonably request (including, without limitation, periodic certifications confirming the provision of the services described herein), and will otherwise cooperate with the Fund or its designees (including, without limitation, any auditors designated by the Fund), in connection with the preparation of reports to the Fund's Board of Directors concerning this Agreement and the monies paid or payable pursuant hereto, as well as any other reports or filings that may be required by law. We will promptly report to the Fund any potential or existing conflicts with respect to the investments of our clients in shares of any Class.

8. The Fund may enter into other similar Shareholder Services Plan Agreements with any other person or persons without our consent.

9. We represent, warrant and agree that: (i) in no event will any of the services provided by us hereunder be primarily intended to result in the sale of any shares issued by the Fund; (ii) the compensation payable to us hereunder, together with any other compensation payable to us by our clients in connection with the investment of their assets in shares of a Class, will be disclosed by us to our clients, will be authorized by our clients and will not result in an excessive or unreasonable fee to us; (iii) we will not advertise or otherwise promote our client accounts primarily as a means of investing in shares of a Class or establish or maintain client accounts for the primary purpose of investing in shares of a Class; (iv) in the event an issue pertaining to this Agreement is submitted to shareholders of a Class for approval, we will vote the shares of such Class held for our own account in the same proportion as the vote of the shares of such Class held for our clients' benefit; and (v) we will not engage in activities pursuant to this Agreement which constitute acting as a broker or dealer under state law unless we have obtained the licenses required by such law.

10. This Agreement will become effective on the date a fully executed copy of this Agreement is received by the Fund or its designee. Unless sooner terminated, this Agreement will continue until ____________, and thereafter will continue automatically for successive annual periods ending on _________________, provided such continuance is specifically approved at least annually by the Fund in the manner described in Section 13.

11. All notices and other communications will be duly given if mailed, telegraphed, telexed or transmitted by similar telecommunications device to the appropriate address shown above, or to such other address as either party shall so provide the other.

12. This Agreement shall be construed in accordance with the internal laws of the State of New York without giving effect to principles of conflict of laws, and is non-assignable by the parties hereto.

13. This Agreement is subject to annual approval by vote of a majority of (i) the Board of Directors of the Fund and (ii) the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or us, by vote cast in person at a meeting called for the purpose of voting such approval. This Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors, or, on not less than 90 days' notice, by us. This Agreement will terminate, as to the relevant Class, automatically in the event of its assignment (as defined in the Act).

If you agree to be legally bound by the provisions of this Agreement, please sign a copy of this letter where indicated below and promptly return it to us.

Very truly yours,


-----------------------------
(Name of Service Organization)


By: _______________________________

Title: ____________________________

Date: _____________________________


Accepted and agreed to:

THE INFINITY MUTUAL FUNDS, INC.


By: _____________________________


Title: __________________________

                                   SCHEDULE 1
                                   ----------


NAME OF PORTFOLIO AND CLASS                                  DATE ESTABLISHED
---------------------------                                  ------------------

ISG Aggressive Growth Portfolio                           August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Capital Growth Fund                                   February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Income Fund                                           February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Current Income Portfolio                              August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Equity Income Fund                                    February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Equity Value Fund                                     May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Government Income Fund                                May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Growth Portfolio                                      August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

 ISG Growth & Income Portfolio                            August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG International Equity Fund                             May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Large-Cap Equity Fund                                 August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Limited Term Income Fund                              February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Limited Term Tennessee                                February 15, 1994
  Tax-Exempt Fund
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Limited Term U.S.                                     February 11, 1997
  Government Fund
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Mid-Cap Fund                                          May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Moderate Growth &
  Income Portfolio                                        August 12, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

 ISG Municipal Income Fund                                May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Small-Cap Opportunity Fund                            May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Tennessee Tax-Exempt Fund                             February 11, 1997
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Tax-Exempt Money Market Fund                          May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Government Money Market Fund                          May 14, 1998
         Class A Shares
         Class B Shares
         Institutional Shares

ISG Prime Money Market Fund                               February 15, 1994
         Class A Shares
         Class B Shares
         Institutional Shares
         DG Class Shares

ISG Treasury Money Market Fund                            February 15, 1994
         Class A Shares
         Institutional Shares
         DG Class Shares

Stewardship Large-Cap Equity Fund                         February 25, 1999
         Class A Shares
         Class B Shares

Stewardship Small-Cap Equity Fund                         February 25, 1999
         Class A Shares
         Class B Shares

Stewardship Mid-Cap Equity Fund                           February 25, 1999
         Class A Shares
         Class B Shares

                                   SCHEDULE 2

                                                          ANNUAL FEE AS A
                                                          PERCENTAGE OF AVERAGE
NAME OF PORTFOLIO AND CLASSES                             DAILY NET ASSETS
------------------------------                            ---------------------
ISG Aggressive Growth Portfolio
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Capital Growth Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Income Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Current Income Portfolio
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Equity Income Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Equity Value Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Government Income Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%
         DG Class Shares                                      .15%

ISG Growth Portfolio
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

 ISG Growth & Income Portfolio
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG International Equity Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%
         DG Class Shares                                      .15%

ISG Large-Cap Equity Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%
         DG Class Shares                                      .15%

ISG Limited Term Income Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Limited Term Tennessee Tax-Exempt Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Limited Term U.S. Government Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%
         DG Class Shares                                      .15%

ISG Mid-Cap Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Moderate Growth &
  Income Portfolio
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Municipal Income Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%
         DG Class Shares                                      .15%

ISG Small-Cap Opportunity Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%
         DG Class Shares                                      .15%

ISG Tennessee Tax-Exempt Fund
         Class A Shares                                       .15%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Tax-Exempt Money Market Fund
         Class A Shares                                       .25%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Government Money Market Fund
         Class A Shares                                       .25%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%

ISG Prime Money Market Fund
         Class A Shares                                       .25%
         Class B Shares                                       .25%
         Institutional Shares                                 .15%
         DG Class Shares                                      .25%

ISG Treasury Money Market Fund
         Class A Shares                                       .25%
         Institutional Shares                                 .15%
         DG Class Shares                                      .25%